                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 May 22, 2000



                                MGM GRAND, INC.
             -----------------------------------------------------
              (Exact Name of Registrant as specified in Charter)



  Delaware                         0-16760                    88-0215232
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification
incorporation)                                                   Number)



  3799 Las Vegas Boulevard South, Las Vegas, Nevada                     89109
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      (Address of principal executive offices)                        (Zip Code)


                                  (702) 693-7111
               ------------------------------------------------------
                (Registrant's telephone number, including area code)


          3600 Las Vegas Boulevard South, Las Vegas, Nevada        89109
       --------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Item 5.  Other Events

     On May 22, 2000, MGM Grand, Inc., a Delaware corporation (the "Company"), entered into a Purchase Agreement (the "Purchase Agreement") between the Company and certain of its wholly owned subsidiaries (the "Subsidiary Guarantors"), on the one hand, and Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of each of the Underwriters named in the Purchase Agreement, on the other hand, regarding the sale by the Company and the purchase by such Underwriters of $710,000,000 aggregate principal amount of the Company's 9 3/4% Senior Subordinated Notes Due 2007 (the "Notes"). The Purchase Agreement is filed as Exhibit 1 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company entered into an Indenture (the "Indenture") among the Company, as issuer of the Notes, the Subsidiary Guarantors, as guarantors of the Notes, and The Bank of New York, as Trustee, in connection with the issuance of the Notes. The Indenture is filed as Exhibit 4 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Subsidiary Guaranty (the "Second Amended and Restated Loan Agreement Guaranty") in connection with the Second Amended and Restated Loan Agreement, dated as of April 10, 2000 and filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on April 17, 2000 (the "April 17 Form 8-K"). The Second Amended and Restated Loan Agreement Guaranty is filed as Exhibit 10.1 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Subsidiary Guaranty (the "364-Day Loan Agreement Guaranty") in connection with the 364-Day Loan Agreement, dated as of April 10, 2000 and filed as Exhibit 10.2 to the April 17 Form 8-K. A schedule setting forth the material details in which the 364-Day Loan Agreement Guaranty differs from the Second Amended and Restated Loan Agreement Guaranty is filed as Exhibit 10.2 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Subsidiary Guaranty (the "Term Loan Agreement Guaranty") in connection with the Term Loan Agreement, dated as of April 7, 2000 and filed as
Exhibit 10.3 to the April 17 Form 8-K. A schedule setting forth the material details in which the Term Loan Agreement Guaranty differs from the Second Amended and Restated Loan Agreement Guaranty is filed as Exhibit 10.3 to this Current Report and is incorporated herein by this reference.

      On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Guarantee (the "Chase Manhattan Bank Guarantee I") in connection with the Indenture, dated as of February 2, 1998 and filed as Exhibit 4(1) to the Company's Current Report on Form 8-K filed with the Commission on February 24, 1998 (the "February 24 Form 8-K"). The Chase

Manhattan Bank Guarantee I is filed as Exhibit 10.4 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, certain of the Company's wholly owned subsidiaries executed a Guarantee (the "U.S. Trust Company Guarantee") in connection with the Indenture, dated as of February 6, 1998 and filed as Exhibit 4(2) to the February 24 Form 8-K. A schedule setting forth the material details in which the U.S. Trust Company Guarantee differs from the Chase Manhattan Bank Guarantee I is filed as Exhibit 10.5 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Guarantee (the "Firstar Bank of Minnesota Guarantee") in connection with the Indenture, dated as of October 15, 2000 and filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q for the period ended September 30, 1996 of Mirage Resorts, Incorporated ("Mirage"). The Firstar Bank of Minnesota Guarantee is filed as Exhibit 10.6 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Guarantee (the "First Security Bank Guarantee") in connection with the Indenture, dated as of August 1, 1997 and filed as Exhibit 4.1 to Mirage's Form 10-Q for the period ended June 30, 1997. A schedule setting forth the material details in which the First Security Bank Guarantee differs from the Firstar Bank of Minnesota Guarantee is filed as Exhibit 10.7 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, the Company and certain of its wholly owned subsidiaries executed a Guarantee (the "Chase Manhattan Bank Guarantee II") in connection with the Indenture, dated as of February 4, 1998 and filed as Exhibit 4(e) to Mirage's Form 10-K for the fiscal year ended December 31, 1997. A schedule setting forth the material details in which the Chase Manhattan Bank Guarantee II differs from the Firstar Bank of Minnesota Guarantee is filed as Exhibit 10.8 to this Current Report and is incorporated herein by this reference.

     On May 31, 2000, Mirage and its wholly owned subsidiaries executed an Instrument of Joinder whereby each signatory confirmed its assumption of the terms, conditions and duties applicable to a Guarantor under the: Second Amended and Restated Loan Agreement Guaranty, Exhibit 10.1 to this Current Report; 364-Day Loan Agreement Guaranty, Exhibit 10.2 to this Current Report; Term Loan Agreement Guaranty, Exhibit 10.3 to this Current Report; Chase Manhattan Bank Guarantee I, Exhibit 10.4 to this Current Report; and U.S. Trust Company Guarantee, Exhibit 10.5 to this Current Report. The Instrument of Joinder is filed as Exhibit 10.9 to this Current Report and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          1 Purchase Agreement, dated May 22, 2000, between MGM Grand, Inc. and certain of its wholly owned subsidiaries (the "Subsidiary Guarantors"), on the one hand, and Banc of America Securities LLC and Deutsche Bank Securities Inc., as representatives of each of the Underwriters named in the Purchase Agreement, on the other hand.

          4 Indenture, dated as of May 31, 2000, among MGM Grand, Inc., as issuer of the Notes, the Subsidiary Guarantors, as guarantors of the Notes, and The Bank of New York, as trustee.

          10.1 Subsidiary Guaranty (Second Amended and Restated Loan Agreement), dated as of May 31, 2000, by MGM Grand, Inc. and certain of its subsidiaries, in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are party to the Loan Agreement referred to therein.

          10.2 Schedule setting forth material details of the Subsidiary Guaranty (364-Day Loan Agreement), by MGM Grand, Inc., and certain of its subsidiaries, in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are party to the Loan Agreement referred to therein.

          10.3 Schedule setting forth material details of the Subsidiary Guaranty (Term Loan Agreement), by MGM Grand, Inc., and certain of its subsidiaries, in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Banks that are party to the Loan Agreement referred to therein.

          10.4 Guarantee, dated as of May 31, 2000, by certain subsidiaries of MGM Grand, Inc., in favor of The Chase Manhattan Bank, as successor in interest to PNC Bank, National Association, as trustee for the benefit of the holders of Notes authenticated and delivered by the trustee and to the trustee pursuant to the Indenture referred to therein.

          10.5 Schedule setting forth material details of the Guarantee, dated as of May 31, 2000, by certain subsidiaries of MGM Grand, Inc., in favor of U.S. Trust Company, National Association (formerly known as U.S. Trust

                    Company of California, N.A.), as trustee for the benefit of the holders of Notes authenticated and delivered by the trustee and to the trustee pursuant to the Indenture referred to therein.

          10.6 Guarantee (Mirage Resorts Incorporated 7.25% Senior Notes Due October 15, 2006), dated as of May 31, 2000, by MGM Grand, Inc. and certain of its subsidiaries, in favor of Firstar Bank of Minnesota, N.A., as trustee for the benefit of the holders of Notes authenticated and delivered by the trustee and to the trustee pursuant to the Indenture referred to therein.

          10.7 Schedule setting forth material details of the Guarantee (Mirage Resorts Incorporated 6.625% Notes Due February, 1, 2005 and 6.75% Notes Due February 1, 2008), dated as of May 31, 2000, by MGM Grand, Inc. and certain of its subsidiaries, in favor of The Chase Manhattan Bank, as trustee for the benefit of the holders of the Notes authenticated and delivered by the trustee and to the trustee pursuant to the Indenture referred to therein.

          10.8 Schedule setting forth material details of the Guarantee (Mirage Resorts Incorporated 6.75% Senior Notes Due August, 1, 2007 and 7.25% Debentures Due August 1, 2017), dated as of May 31, 2000, by MGM Grand, Inc. and certain of its subsidiaries, in favor of First Security Bank, National Association, as trustee for the benefit of the holders of the Notes authenticated and delivered by the trustee and to the trustee pursuant to the Indenture referred to therein.

          10.9 Instrument of Joinder, dated as of May 31, 2000, by Mirage Resorts, Incorporated and certain of its wholly owned subsidiaries, in favor of the beneficiaries of the Guarantees referred to therein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MGM GRAND, INC.



  July 3, 2000                    By: /s/ Scott Langsner
 -----------------                   ------------------------------
      (Date)                         Scott Langsner
                                     Senior Vice President & Secretary/Treasurer